UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 12, 2007 (July 9, 2007)
O’CHARLEY’S INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-18629	62-1192475

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

3038 Sidco Drive
Nashville, Tennessee	37204

(Address of Principal Executive Offices)	(Zip Code)
(615) 256-8500

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01.	Financial Statements and Exhibits

SIGNATURES
EXHIBIT INDEX
EX-10.1	Severance Compensation Agreement dated July 9, 2007 between O’Charley’s and John R. Grady

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On July 9, 2007, O’Charley’s Inc. (the “Company”) entered into a Severance Compensation Agreement with John R. Grady, Concept President — Ninety Nine Restaurant and Pub (the “Severance Compensation Agreement”). The Severance Compensation Agreement has a one-year term and mirrors the severance compensation agreement Mr. Grady signed in July, 2006, which such agreement has expired. Pursuant to the Severance Compensation Agreement, upon a change of control of the Company Mr. Grady will be entitled to a lump sum payment and continuation, for a certain period of time, of health insurance coverage if he is terminated within 18 months of such change of control other than for cause, death, disability, or retirement or if he terminates employment for good reason. Such lump sum amount will equal the sum of (i) 150% of the average of the aggregate annual salary paid to him by us during the three calendar years preceding the change in control and (ii) 150% of the highest bonus compensation paid to him for any of the three calendar years preceding the change in control. If the lump sum severance payment, either alone or together with other payments for which Mr. Grady has the right to receive from us, would be deemed to be a “parachute payment” under Section 280G of the Internal Revenue Code of 1986, as amended, the payment shall be reduced to the largest amount as will result in no portion of the payment being subject to the excise tax imposed by Section 4999 of the Internal Revenue Code.
     The description of the above-referenced Severance Compensation Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the document, a copy of which is attached as Exhibit 10.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits.

10.1	Severance Compensation Agreement dated July 9, 2007 between O’Charley’s and John R. Grady

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

O’CHARLEY’S INC.
By:	/s/ Lawrence E. Hyatt
Lawrence E. Hyatt
Chief Financial Officer, Secretary and Treasurer

Date: July 12, 2007

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